SUPPLEMENT DATED FEBRUARY 6, 2026
TO

PROSPECTUSES DATED APRIL 30, 2010
FOR KEYPORT ADVISOR AND KEYPORT LATITUDE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KEYPORT VARIABLE ACCOUNT A

This supplement contains information regarding a change to investment options that are available under your Contract.

Effective on or about May 1, 2026, the name of the following investment options will be changed:

Current Name	New Name

Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Cornerstone Growth Fund

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE